SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 3, 2003

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861

State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Pelican Way, San Rafael, California, 94901

(Address of Principal Executive Offices)

(415) 482-2100

(Registrant’s telephone number, including area code)

ITEM 5.       Other Items.

On April 3, 2003, QuadraMed Corporation issued a press release clarifying the circumstances of its repurchase offer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.       Exhibits.

Exhibit No	Description

99.1	QuadraMed Press Release, dated April 3, 2003, entitled, “QuadraMed Clarifies Circumstances of Repurchase Offer.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2003	By:________________ Julia A. Bowen General Counsel